UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  October 16, 2013

Anchor Bancorp
(Exact name of registrant as specified in its charter)

Washington	001-34965	26-3356075
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

601 Woodland Square Loop, SE
Lacey, Washington  98530
(Address of principal executive offices and zip code)

(360) 491-2250
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07  Submission of Matters to a Vote of Security Holders

(a)	Anchor Bancorp’s (“Company”) 2013 Annual Meeting Shareholders (“Annual Meeting”) was held on October 16, 2013.

(b)
There were a total of 2,550,000 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 2,418,248 shares of common stock were represented in person or by proxy, therefore a quorum was present.

The results of the vote for the proposals presented at the Annual Meeting were as follows:

Proposal 1.  Election of Directors.  Shareholders elected the following nominees to the Board of Directors for a three-year term by the following vote:

	FOR		WITHHELD		BROKER NON- VOTES
	No. of votes	Percentage of shares present	No. of Votes	Percentage of shares present	No. of votes

William K. Foster	1,259,104	74.9	421,597	25.1	737,547
Reid A. Bates	1,257,904	74.8	422,797	25.2	737,547

Based on the votes set forth above, William K. Foster and Reid A. Bates were each duly elected to serve as directors of the Company for a term of three years expiring at the annual meeting of shareholders in 2016 and until their successors have been duly elected and qualified.

The terms of Directors Robert D. Ruecker, Jerald L. Shaw, Douglas A. Kay, George W. Donovan and Terri L. Degner continued.

Proposal 2.  Advisory (Non-Binding) Vote on Compensation of Named Executive Officers: Shareholders approved an advisory (non-binding) vote on the compensation of the Company’s named executive officers as follows:

	Number of Votes	Percentage
For	1,333,228	82.0
Against	292,073	18.0
Abstain	55,400	-
Broker non-votes	737,547	-

Proposal 3.  Advisory (Non-Binding) Vote on Advisory Vote on Executive Compensation. Shareholders approved an advisory (non-binding) vote on executive compensation every year as follows:

	Number of Votes	Percentage
One Year	1,358,992	83.6
Two Years	34,990	2.2
Three Years	231,414	14.2
Abstain	55,305	-
Broker non-votes	737,547	-

In light of the voting results with respect to this proposal, the Board of Directors determined to hold a shareholder advisory vote every year, to approve the compensation of the Company’s named executive officers, commencing with its 2014 annual meeting of shareholders, and continuing thereafter until such time that the Board of Directors determines that a different frequency is in the best interest of the Company and its shareholders.

Proposal 4.   Ratification of the Appointment of Independent Auditors. Shareholders ratified the appointment of Moss Adams LLP as the Company’s independent auditor for the fiscal year ending June 30, 2014 by the following vote:

	Number of Votes	Percentage
For	2,389,047	100.0
Against	904	0
Abstain	28,297	-
Broker non-votes	0	-

Based on the votes set forth above, the appointment of Moss Adams LLP as the Company’s independent auditors to serve for the year ending June 30, 2014 was duly ratified by the shareholders.

(c)           None.

(d)           Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ANCHOR BANCORP

Date: October 17, 2013	By: /s/Jerald L. Shaw
Jerald L. Shaw
President and Chief Executive Officer